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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 18, 1998
              (Date of Report (Date of Earliest Event Reported) )


                      KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

California               0-28568            95-2920557
(State or other      (Commission File    (I.R.S. Employer
jurisdiction of      Number)             Identification Number)
incorporation)

                            700 East Bonita Avenue
                           Pomona, California  91767
             (Address of principal executive offices)  (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)


Item 5.    OTHER EVENTS.

           On March 18, 1998, Leon Schigiel resigned as a member of the Board of Directors of the Registrant.

           On January 1, 1998, the Registrant completed the acquisitions of Inteuro Parts Distributors, Inc. ("Inteuro") and Car Body Concepts, Inc. ("Car Body") in transactions accounted for as "poolings-of-interest." The financial statements, management's discussion and analysis of financial conditions and results of operations and other financial information attached hereto are restatements of historical financial statements and other financial information previously filed by Registrant with the Commission. The restatements reflect the Inteuro and Car Body transactions.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Supplemental Financial Statements and Supplemental Schedule

                 Index to Financial Statements
                 Report of Independent Auditors.
                 Consolidated Balance Sheets at March 29, 1996 and March 28,
                      1997.
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                 Consolidated Statements of Income for the years ended March 31,
                      1995, March 29, 1996 and March 28, 1997.
                 Consolidated Statements of Shareholders' Equity for the years ended March 31, 1995, March 29, 1996 and March 28, 1997
                 Consolidated Statements of Cash Flows for the years ended March
                      31, 1995, March 29, 1996 and March 28, 1997.
                 Notes to Consolidated Financial Statements.
                 Schedule II Valuation and Qualifying Accounts.

      (b)  None

      (c)  Exhibits

           23.1  Consent of Ernst & Young LLP
           99.1  Selected Consolidated Financial Data as of and for the
                      years ended March 26, 1993, March 25, 1994, March 31, 1995, March 29, 1996 and March 28, 1997.
           99.2  Financial Statements and Supplemental Schedule described in
                      Item 7(a).
           99.3  Management's Discussion and Analysis of Financial Condition and
                      Results of Operations.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 8, 1998

                                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.


                                     By ____________________________
                                           John M. Palumbo
                                           Chief Financial Officer